UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2022

KORE Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	(001-40856)	86-3078783
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Ravinia Drive, Suite 500

Atlanta, GA 30346

877-710-5673

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Romil Bahl

President and Chief Executive Officer

3 Ravinia Drive, Suite 300

Atlanta, GA 30346

877-710-5673

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	KORE	The New York Stock Exchange
Warrants to purchase common stock	KORE WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2022 annual meeting of stockholders of KORE Group Holdings, Inc. (the “Company”), held on June 15, 2022 (the “Annual Meeting”), the Company’s stockholders approved all proposals recommended by the Board of Directors of the Company as described in the Company’s proxy statement, dated May 2, 2022.

With respect to Proposal 1 (election of three Class I directors to serve until the annual meeting of stockholders to be held in 2025, or until their respective successors are elected and qualified), the nominees were elected by the following votes:

Director	Shares For	Shares Against	Shares Abstained/ Withheld	Broker Non-Votes
Timothy M. Donahue	45,265,628	11,681	286	2,353,304
Cheemin Bo-Linn	45,203,834	73,475	286	2,353,304
James Geisler	45,265,568	11,681	346	2,353,304

The Company’s other continuing directors, H. Paulett Eberhart, Robert P. MacInnis, Michael K. Palmer, Mark Neporent, Tomer Yosef-Or, and Romil Bahl, did not stand for election at the Annual Meeting. The term of the other continuing directors currently serving in Class II, Messrs. Palmer and Neporent and Ms. Eberhart, will expire at the 2023 annual meeting of shareholders. The term of the continuing directors currently serving in Class III, Messrs. MacInnis, Yosef-Or, and Bahl, will expire at the 2024 annual meeting of shareholders.

With respect to Proposal 2 (to ratify BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2022), 47,601,782 shares voted for the proposal, 28,906 shares voted against the proposal, and 211 shares abstained from voting on the proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORE Group Holdings, Inc.

Date: June 16, 2022	By:	/s/ Jack W. Kennedy Jr.
	Name:	Jack W. Kennedy Jr.
	Title:	Executive Vice President, Chief Legal Officer & Secretary